UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   April 19, 2013

JBI, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52444	90-0822950
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 Iroquois St Niagara Falls, NY		14303
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (716) 278-0015

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  JBI, Inc. is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend its Current Report on Form 8-K dated April 19, 2013 (the “Original Filing”). The purpose of this Amendment is to replace the slide presentation attached as Exhibit 99.1 to the Original Filing with the slide presentation attached as Exhibit 99.1 to this Amendment, which includes certain final revisions made immediately prior to Mr. Bordynuik’s presentation, as referenced in the Original Filing.   This Amendment hereby amends and restates Item 9.01 of the Original Filing.

Section 9 — Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Slide Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBI, Inc.

April 23, 2013	By:	/s/ Matthew J. Ingham
	Name:	Matthew J. Ingham
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slide Presentation.